Exhibit (e)(2)

Amended April 10, 2014

EXHIBIT A TO DISTRIBUTION AGREEMENT

Series (“Funds”) of GOLDMAN SACHS TRUST, a Delaware statutory trust (the “Trust”)

GOLDMAN SACHS FIXED INCOME FUNDS:

Goldman Sachs High Quality Floating Rate Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Global Income Fund

Goldman Sachs Government Income Fund

Goldman Sachs Municipal Income Fund

Goldman Sachs Short Duration Tax-Free Fund

Goldman Sachs Short Duration Government Fund

Goldman Sachs High Yield Fund

Goldman Sachs High Yield Municipal Fund

Goldman Sachs Enhanced Income Fund

Goldman Sachs Emerging Markets Debt Fund

Goldman Sachs U.S. Mortgages Fund

Goldman Sachs Investment Grade Credit Fund

Goldman Sachs Core Plus Fixed Income Fund

Goldman Sachs Inflation Protected Securities Fund

Goldman Sachs Local Emerging Markets Debt Fund

Goldman Sachs Strategic Income Fund

Goldman Sachs High Yield Floating Rate Fund

Goldman Sachs Short Duration Income Fund

Goldman Sachs World Bond Fund

Goldman Sachs Dynamic Emerging Markets Debt Fund

Goldman Sachs Fixed Income Macro Strategies Fund

Goldman Sachs Long Short Credit Strategies Fund

Goldman Sachs Limited Maturity Obligations Fund

GOLDMAN SACHS EQUITY FUNDS:

Goldman Sachs Income Builder Fund

Goldman Sachs Large Cap Growth Insights Fund

Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs International Equity Insights Fund

Goldman Sachs Large Cap Value Insights Fund

Goldman Sachs Structured Tax-Managed Equity Fund (effective April 30, 2014, “Goldman Sachs U.S. Tax-Managed Equity Fund”)

Goldman Sachs Structured International Tax-Managed Equity Fund (effective April 30, 2014, “Goldman Sachs International Tax-Managed Equity Fund”)

Goldman Sachs International Small Cap Insights Fund

Goldman Sachs Emerging Markets Equity Insights Fund

Goldman Sachs Small Cap Value Insights Fund

Goldman Sachs Small Cap Growth Insights Fund

Goldman Sachs Growth and Income Fund

Goldman Sachs Capital Growth Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Technology Tollkeeper Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Small Cap Value Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Real Estate Securities Fund

Goldman Sachs Concentrated Growth Fund

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs U.S. Equity Dividend and Premium Fund

Goldman Sachs Strategic International Equity Fund

Goldman Sachs Focused International Equity Fund

Goldman Sachs Asia Equity Fund

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs International Small Cap Fund

Goldman Sachs International Real Estate Securities Fund

Goldman Sachs BRIC Fund

Goldman Sachs Commodity Strategy Fund

Goldman Sachs International Equity Dividend and Premium Fund

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Flexible Cap Growth Fund

Goldman Sachs U.S. Equity Fund

Goldman Sachs Dynamic Allocation Fund

Goldman Sachs China Equity Fund

Goldman Sachs N-11 Equity Fund

Goldman Sachs Managed Futures Strategy Fund

Goldman Sachs Rising Dividend Growth Fund

Goldman Sachs Focused Growth Fund

Goldman Sachs Retirement Portfolio Completion Fund

Goldman Sachs MLP Energy Infrastructure Fund

Goldman Sachs Multi-Asset Real Return Fund

Goldman Sachs Small/Mid Cap Value Fund

Goldman Sachs Dynamic Commodity Strategy Fund

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS:

Goldman Sachs Growth Strategy Portfolio

Goldman Sachs Equity Growth Strategy Portfolio

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Satellite Strategies Portfolio

Goldman Sachs Income Strategies Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

Goldman Sachs Enhanced Dividend Global Equity Portfolio

GOLDMAN SACHS MONEY MARKET FUNDS:

Goldman Sachs Financial Square Treasury Obligations Fund

Goldman Sachs Financial Square Prime Obligations Fund

Goldman Sachs Financial Square Government Fund

Goldman Sachs Financial Square Money Market Fund

Goldman Sachs Financial Square Tax-Exempt California Fund

Goldman Sachs Financial Square Tax-Exempt New York Fund

Goldman Sachs Financial Square Tax-Free Money Market Fund

Goldman Sachs Financial Square Federal Fund

Goldman Sachs Financial Square Treasury Instruments Fund

GOLDMAN, SACHS & CO.		GOLDMAN SACHS TRUST

By:	/s/ Jesse Cole	By:	/s/ James McNamara
Name:	Jesse Cole	Name:	James McNamara
Title:	Managing Director	Title:	President of the Trust